UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form
8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
February 10, 2025
Date of Report (Date of earliest event reported)

Sinclair, Inc.
(Exact name of registrant as specified in its charter)

Maryland	333-271072	92-1076143
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

Sinclair Broadcast Group, LLC
(Exact name of registrant as specified in its charter)

Maryland	000-26076	52-1494660
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)
10706 Beaver Dam Road Hunt Valley,
MD
21030
(Address of principal executive offices and zip code)
(410)
568-1500
(Registrants’ telephone number, including area code)

Check the appropriate box below if the Form
8-K
filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:
Sinclair, Inc.

Title of each class	Trading Symbol	Name of each exchange on which registered
Class A Common Stock, par value $ 0.01 per share	SBGI	The NASDAQ Stock Market LLC
Sinclair Broadcast Group, LLC

Title of each class	Trading Symbol	Name of each exchange on which registered
None	N/A	N/A
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule
12b-2
of the Securities Exchange Act of 1934 (17 CFR
§240.12b-2).
Sinclair, Inc. ☐ Sinclair Broadcast Group, LLC ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. Sinclair, Inc. ☐ Sinclair Broadcast Group, LLC ☐

Item 1.01	Entry into a Material Definitive Agreement.
As previously disclosed by Sinclair, Inc. (the “Company”), on January 12, 2025, Sinclair Television Group, Inc. (“STG”) and certain affiliated entities, including its direct parent, Sinclair Broadcast Group, LLC (“SBG”), entered into a Transaction Support Agreement (including the attached term sheet and other attachments thereto, the “Transaction Support Agreement”) with certain of STG’s secured creditors, including lenders holding term loans under STG’s existing credit facilities governed by STG’s existing bank credit agreement (the “Existing Credit Agreement”) and various holders of STG’s outstanding 4.125% Senior Secured Notes due 2030 (the “Existing 2030 Notes”), on the principal terms of new money financings and a debt recapitalization to strengthen the Company’s balance sheet and better position it for long-term growth.
In connection with the Transaction Support Agreement, STG consummated the following transactions (the “Transactions”):
First-Out
First Lien Notes Offering and Indenture
On February 12, 2025, STG issued $1,430 million aggregate principal amount of 8.125%
First-Out
First Lien Secured Notes due 2033 (the “New
First-Out
Notes”), which mature on February 15, 2033, pursuant to an indenture, dated as of February 12, 2025 (the
“First-Out
Notes Indenture”) by and among STG and the other guarantors identified therein and U.S. Bank Trust Company, National Association, as trustee and collateral trustee for the New
First-Out
Notes.
The net proceeds from the private placement of the New
First-Out
Notes, plus cash on hand were, or will be, used to repay $1,175 million aggregate principal amount of outstanding term loans under the Existing Credit Agreement, to consummate the AHG Notes Repurchase (as defined below), and to pay related fees and expenses related to the Transactions.
The New
First-Out
Notes were priced at 100.0% of their principal value and bear interest at a rate of 8.125% per annum payable semi-annually on February 15 and August 15, commencing August 15, 2025. Prior to February 15, 2028, STG may redeem the New
First-Out
Notes, in whole or in part, at any time or from time to time at a price equal to 100% of the principal amount of the New
First-Out
Notes, plus accrued and unpaid interest, if any, to the redemption date, plus a “make-whole” premium as set forth in the
First-Out
Notes Indenture. On or prior to February 15, 2028, STG may redeem up to 40% of the aggregate principal amount of the New
First-Out
Notes (including the aggregate principal amount of any additional New
First-Out
Notes issued after the original issue date of the New
First-Out
Notes) at a price equal to 108.125% of the principal amount of the New
First-Out
Notes, plus accrued and unpaid interest, if any, to, but not including, the date of redemption using the proceeds of certain equity offerings. In addition, prior to February 15, 2028, STG may redeem the New
First-Out
Notes, in whole but not in part, at a redemption price equal to 108.125% of the principal amount of the New
First-Out
Notes, plus accrued and unpaid interest, if any, to, but not including, the redemption date upon certain change of control transactions or certain significant acquisitions.
STG’s obligations under the New
First-Out
Notes, as set forth in the
First-Out
Notes Indenture, are secured on a first priority basis by substantially all tangible and intangible personal property of STG and the guarantors securing STG’s and each such guarantor’s obligations under the New Credit Agreement (as defined below) (which security interest, in the case of the grant by SBG, is limited to its right, title and interest in the equity interests of STG and each designated SBG subsidiary, if any) and on a pari passu basis with all of STG’s and such guarantors’ existing and future indebtedness that is secured by a first priority lien on the collateral securing the New
First-Out
Notes, including, the Exchange
Second-Out
Notes (as defined below) and the indebtedness under the New Credit Agreement, subject to permitted liens and certain other exceptions, provided that the New
First-Out
Notes are effectively senior to all existing and future
“second-out”
priority indebtedness to the extent of the value of the collateral securing the New
First-Out
Notes and the payment priorities provided under a collateral trust agreement.
The
First-Out
Notes Indenture contains certain restrictive covenants including, but not limited to, restrictions on indebtedness, liens, restricted payments, investments, mergers, consolidations, sales and other dispositions of assets and affiliate transactions. These covenants are subject to a number of exceptions and limitations as described in the
First-Out
Notes Indenture. The
First-Out
Notes Indenture also includes events of default, including certain cross-default and cross-acceleration provisions with other debt of STG, customary for an agreement of its type.
The New
First-Out
Notes have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), or any state securities law. Absent registration, the New
First-Out
Notes currently may be sold only pursuant to an applicable exemption from the requirements for registration. The offering of the New
First-Out
Notes was made only to “qualified institutional buyers” (as defined in Rule 144A under the Securities Act) and, outside the United States, to
non-U.S.
persons in compliance with Regulation S under the Securities Act. There are no registration rights associated with the New
First-Out
Notes.
The foregoing summary of the
First-Out
Notes Indenture does not purport to be complete and is qualified in its entirety by reference to the
First-Out
Notes Indenture, which is attached hereto as Exhibit 4.1 and is incorporated herein by reference.
Seventh Amendment to Seventh Amended and Restated Credit Agreement
In connection with the Transactions, STG and SBG entered into a Seventh Amendment, dated February 12, 2025, to its Existing Credit Agreement, with the guarantors party thereto, the lenders party thereto, JPMorgan Chase Bank, N.A., as administrative agent and collateral agent, CSC Delaware Trust Company, as successor administrative agent and collateral agent, and JPMorgan Chase Bank, N.A. (as successor to Chase Lincoln First Commercial Corporation), as swingline lender and each of lenders from time to time party thereto, providing for, among other things, the subordination of liens held by lenders under the Existing Credit Agreement who did not participate in or consent to the Term Loan Exchanges (as defined below) or the RCF Exchange (as defined below) to third lien obligations, and the elimination of substantially all covenants, certain of the events of default and related definitions contained therein (as amended, the “Amended Credit Agreement”).
The foregoing summary of the Amended Credit Agreement does not purport to be complete
and
is qualified in its entirety by reference to the text of the Amended Credit Agreement, a copy of which is attached hereto as Exhibit 10.2 and which is incorporated herein by reference.
New Credit Agreement and First Lien Credit Facilities
On February 12, 2025, STG and SBG entered into an up to $575.0 million aggregate principal amount first-out
first lien revolving credit facility, including a letter of credit sub-facility
and a swing-line
sub-facility
(the
“First-Out
Revolving Credit Facility”) pursuant to the terms of a new credit agreement with the issuing banks and lenders party thereto, JPMorgan Chase Bank, N.A., as administrative agent, and U.S. Bank Trust Company, National Association, solely as collateral trustee (the “New Credit Agreement”).
In connection with the Transactions, STG provided all eligible lenders of revolving loans and commitments outstanding under the Existing Revolving Credit Facility (as defined below) the opportunity to participate in or consent to the
First-Out
Revolving Credit Facility (the “RCF Exchange”). Lenders of $75.0 million aggregate principal amount of revolving loans and commitments outstanding under the Existing Credit Agreement (the “Existing Revolving Credit Facility”) did not participate in or consent to the RCF Exchange. As a result, such obligations are ranked as third lien obligations under the Amended Credit Agreement.
In addition, STG provided the lenders of outstanding term loans

(the
“TLB-3
Term Loans”) and outstanding term loans

(the
“TLB-4
Term Loans”) under the Existing Credit Agreement the opportunity to refinance and/or exchange such
TLB-3
Term Loans into
second-out
first lien term loans

(the
“TLB-6
Term Loans”) maturing December 31, 2029 (the
“TLB-3
Exchange”) and such
TLB-4
Term Loans into
second-out
first lien term loans

(the
“TLB-7
Term Loans”) maturing December 31, 2030 (the
“TLB-4
Exchange”, and together with the
TLB-3
Exchange, the “Term Loan Exchanges”), in each case under the New Credit Agreement on a dollar-for-dollar
basis, with accrued and unpaid interest on the
TLB-3
Term Loans and the
TLB-4
Term Loans paid in cash.

On February 12, 2025, lenders of approximately $711.4 million and $731.3 million aggregate principal amount of outstanding
TLB-3
Term Loans and
TLB-4
Term Loans, respectively, under the Existing Credit Agreement elected to refinance and/or exchange such term loans into
TLB-6
Term Loans and
TLB-7
Term Loans, respectively, under the New Credit Agreement (the
“Second-Out
Term Loan Facility”), consisting of (i) approximately $711.4 million aggregate principal amount of
TLB-6
Term Loans and (ii) approximately $731.3 million aggregate principal amount of
TLB-7
Term Loans. The remaining approximately $2.7 million of
TLB-3
Term Loans held by lenders that did not participate in or consent to the exchange into
TLB-6
Term Loans are ranked as third lien obligations under the Amended Credit Agreement.
The
First-Out
Revolving Credit Facility and the
Second-Out
Term Loan Facility under the New Credit Agreement are collectively referred to as the “First Lien Credit Facilities.”
Borrowings under the First Lien Credit Facilities bear interest at a rate per annum equal to, at STG’s option, either (i) a base rate, which is subject to an interest rate floor of, in the case of
TLB-6
Term Loans and
TLB-7
Term Loans, 0.00% per annum, and in the case of the
First-Out
Revolving Credit Facility, 1.00% per annum, plus a margin of, 2.30% (in the case of the
TLB-6
Term Loans), 3.10% (in the case of the
TLB-7
Term Loans), or 1.00% (in the case of the
First-Out
Revolving Credit Facility) or (ii) a SOFR (or successor) rate, which is subject to an interest rate floor of 0.00% per annum, plus a margin of, 3.30% (in the case of the
TLB-6
Term Loans), 4.10% (in the case of the
TLB-7
Term Loans), or 2.00% (in the case of the
First-Out
Revolving Credit Facility).
STG’s obligations under the
First-Out
Revolving Credit Facility are secured on a first priority basis by substantially all tangible and intangible personal property of STG, the designated SBG subsidiaries, and each wholly-owned material restricted subsidiary of STG that is directly held by STG or a subsidiary guarantor (which security interest, in the case of the grant by SBG, is limited to its right, title and interest in the equity interests of STG and each designated SBG subsidiary, if any) and on a pari passu basis with all of STG’s and such guarantors’ existing and future indebtedness that is secured by a first priority lien on the collateral securing the
First-Out
Revolving Credit Facility, including, the New
First-Out
Notes, the
Second-Out
Term Loan Facility and the Exchange
Second-Out
Notes, subject to permitted liens and certain other exceptions, provided that the
First-Out
Revolving Credit Facility is effectively senior to all existing and future
“second-out”
priority indebtedness to the extent of the value of the collateral securing the
First-Out
Revolving Credit Facility and the payment priorities provided under a collateral trust agreement.
STG’s obligations under
Second-Out
Term Loan Facility, are secured on a first priority,
“second-out”
basis by substantially all tangible and intangible personal property of STG, the designated SBG subsidiaries, and each wholly-owned material restricted subsidiary of STG that is directly held by STG or a subsidiary guarantor (which security interest, in the case of the grant by SBG, is limited to its right, title and interest in the equity interests of STG and each designated SBG subsidiary, if any) and on a pari passu basis with all of STG’s and such guarantors’ existing and future indebtedness that is secured by a first priority lien on the collateral securing the
Second-Out
Term Loan Facility, including, the New
First-Out
Notes, the
First-Out
Revolving Credit Facility and the Exchange
Second-Out
Notes, subject to permitted liens and certain other exceptions, provided that the
Second-Out
Term Loan Facility is effectively subordinated to all existing and future
“first-out”
priority indebtedness, and the payment priorities as provided under a collateral trust agreement.
The First Lien Credit Facilities contain customary affirmative covenants including, among others: delivery of annual audited and quarterly unaudited financial statements; delivery of notices of defaults, material litigation and material ERISA events; submission to certain inspections; maintenance of property and customary insurance; payment of taxes; and compliance with laws and regulations. The First Lien Credit Facilities also contain customary negative covenants that, subject to certain exceptions, qualifications and “baskets,” generally limit the ability of STG and its restricted subsidiaries to incur debt, create liens, make fundamental changes, enter into asset sales, make certain investments, pay dividends or distribute or redeem certain equity interests and prepay or redeem certain debt.
The
First-Out
Revolving Credit Facility includes a financial maintenance covenant, which requires the first-out
first lien leverage ratio not to exceed 3.5x, measured as of the end of each fiscal quarter, which is only applicable if more than 35% of the capacity (as a percentage of total commitments) under the
First-Out
Revolving Credit Facility, measured as of the last day of each fiscal quarter, is utilized as of such date.

The foregoing summary of the First Lien Credit Facilities does not purport to be complete and is qualified in its entirety by reference to the text of the New Credit Agreement, a copy of which is attached hereto as Exhibit 10.1 and which is incorporated herein by reference.
Exchange Offer and Consent Solicitation; Supplemental Indenture to Existing 2030 Notes; Exchange
Second-Out
Notes and Indenture
As previously announced, on January 27, 2025, STG commenced (i) an exchange offer (the “Exchange Offer”) of new
4.375%
Second-Out
First Lien Secured Notes due 2032 (the “Exchange
Second-Out
Notes”) for any and all of STG’s outstanding Existing 2030 Notes and (ii) a consent solicitation (the “Consent Solicitation”) with respect to the Amendments (as defined below) on the terms and subject to the conditions set forth in a Confidential Offering Memorandum, Offer to Exchange and Consent Solicitation Statement, as amended and supplemented by Supplement No. 1 dated January 30, 2025 (as amended and supplemented, the “Statement”).
Prior to the launch of the Exchange Offer and Consent Solicitation, STG obtained commitments to consent to the Amendments from the holders of over two-thirds
(66 2/3%) in aggregate principal amount of outstanding Existing 2030 Notes not owned by STG or any of its affiliates (the “Requisite Consents”) required to adopt the Amendments with respect to the Existing 2030 Notes. The Existing 2030 Notes were issued pursuant to an indenture, dated as of December 4, 2020, among STG, the guarantors listed therein, and U.S. Bank Trust Company, National Association (formerly known as U.S. Bank National Association), as trustee and collateral agent (as amended and supplemented by a Supplemental Indenture No. 1 dated as of March 15, 2021, a Supplemental Indenture No. 2 dated as of June 16, 2022 and a Supplemental Indenture No. 3 dated as of May 30, 2024, the “Existing 2030 Indenture”).
Pursuant to the Exchange Offer and Consent Solicitation, STG obtained the Requisite Consents to adopt the proposed Amendments with respect to the Existing 2030 Notes. On February 10, 2025, STG and the guarantors party thereto entered into a Supplemental Indenture No. 4 (the “Supplemental Indenture”) to the Existing 2030 Indenture providing for certain amendments (the “Amendments”) to the Existing 2030 Indenture. The Amendments, among other things, (i) eliminate substantially all of the restrictive covenants and certain of the events of default and related definitions contained in the Existing 2030 Indenture, (ii) permit STG to consummate the Transactions and (iii) provide for the release and termination of the liens on the collateral securing the Existing 2030 Notes that remain outstanding following completion of the Exchange Offer. Holders of Existing 2030 Notes who do not tender prior to the expiration time of the Exchange Offer, which is expected to occur at 11:59 pm, New York City time, on March 7, 2025, will continue to hold Existing 2030 Notes under the Existing 2030 Indenture, as amended and supplement by the Supplemental Indenture. As amended and supplemented, such Existing 2030 Notes will become unsecured obligations of STG.
The Supplemental Indenture was effective immediately upon execution thereof, and the Amendments became operative on February 12, 2025, the date when the Existing 2030 Notes that have been validly tendered (and not validly withdrawn) prior to the Early Tender Time (as defined in the Statement) were accepted for exchange in accordance with the terms of the Statement.
On February 12, 2025, STG issued approximately $267.2 million aggregate principal amount of Exchange
Second-Out
Notes pursuant to an indenture, dated as of February 12, 2025 (the
“Second-Out
Notes Indenture”) by and among STG and the other guarantors identified therein and U.S. Bank Trust Company, National Association, as trustee and collateral trustee for the Exchange
Second-Out
Notes. A cash payment was made to holders of Existing 2030 Notes accepted for exchange in connection with accrued interest on such Existing 2030 Notes.
The Exchange
Second-Out
Notes bear interest at a rate of 4.375% per annum, payable semi-annually on June 1 and December 1 of each year, beginning on June 1, 2025. The Exchange
Second-Out
Notes mature on December 31, 2032. Prior to December 1, 2025, STG may redeem the Exchange
Second-Out
Notes, in whole or in part, at any time or from time to time, at a price equal to 100.0% of the principal amount of the Exchange
Second-Out
Notes plus accrued and unpaid interest, if any, to the date of redemption, plus a ‘‘make-whole’’ premium as set forth in the
Second-Out
Notes Indenture. In addition, beginning on December 1, 2025, STG may redeem some or all of the Exchange
Second-Out
Notes at any time or from time to time at the redemption prices set forth in the
Second-Out
Notes Indenture, plus accrued and unpaid interest, if any, to, but not including, the redemption date. Upon the sale of certain of STG’s assets or certain changes of control, STG may be required to offer to repurchase some or all of the Exchange
Second-Out
Notes.

STG’s obligations under the Exchange
Second-Out
Notes, as set forth in the
Second-Out
Notes Indenture, are secured on a first priority,
“second-out”
basis by substantially all tangible and intangible personal property of STG and the guarantors securing STG’s and each such guarantor’s obligations under the New Credit Agreement which security interest, in the case of the grant by SBG, is limited to its right, title and interest in the equity interests of STG and each designated SBG subsidiary, if any) and on a pari passu basis with all of STG’s and such guarantors’ existing and future indebtedness that is secured by a first priority lien on the collateral securing the Exchange
Second-Out
Notes, including, the New
First-Out
Notes and the indebtedness under the New Credit Agreement, subject to permitted liens and certain other exceptions, provided that the Exchange
Second-Out
Notes are effectively subordinated to all existing and future
“first-out”
priority indebtedness, and the payment priorities as provided under a collateral trust agreement.
The
Second-Out
Notes Indenture contains certain restrictive covenants including, but not limited to, restrictions on indebtedness, liens, payments, investments, mergers, consolidations, liquidations and dissolutions, acquisitions, sales and other dispositions of assets and affiliate transactions. These covenants are subject to a number of exceptions and limitations as described in the
Second-Out
Notes Indenture. The
Second-Out
Notes Indenture also includes events of default, including certain cross-default and cross-acceleration provisions with other debt of STG, customary for agreements of this type.
The Exchange
Second-Out
Notes have not been registered under the Securities Act or any state securities law. Absent registration, the Exchange
Second-Out
Notes currently may be sold only pursuant to an applicable exemption from the requirements for registration. The offering of the Exchange
Second-Out
Notes was made only to “qualified institutional buyers” (as defined in Rule 144A under the Securities Act) and, outside the United States, to
non-U.S.
persons in compliance with Regulation S under the Securities Act. There are no registration rights associated with the Exchange
Second-Out
Notes.
The foregoing descriptions of the Supplemental Indenture and
Second-Out
Notes Indenture do not purport to be complete and are qualified in their entirety by reference to the Supplemental Indenture and
Second-Out
Notes Indenture, which are attached hereto as Exhibits 4.2 and 4.3, respectively, and are incorporated herein by reference.
Private Debt Repurchase
In connection with the Transactions, STG agreed to repurchase or redeem for cash approximately $63.6 million aggregate principal amount of Existing 2030 Notes at 84% of the principal amount thereof and approximately $104.0 million aggregate principal amount of STG’s 5.125% Senior Unsecured Notes due 2027 at 97% of the principal amount thereof (the “AHG Notes Repurchase”), each together with any accrued and unpaid interest, held by certain parties to the Transaction Support Agreement. Certain of these repurchases occurred on February 12, 2025. The repurchases that remain are expected to occur as soon as practicable following the closing of the Transactions.
Private Exchange Offer; New Second Lien Notes and Indenture
STG agreed to issue to certain holders of the Existing 2030 Notes party to the Transaction Support Agreement $432 million aggregate principal amount of STG’s 9.750% Senior Secured Second Lien Notes due 2033 (“New Second Lien Notes”) in exchange for $432 million aggregate principal amount of Existing 2030 Notes, with accrued and unpaid interest on the exchanged amount of Existing 2030 Notes paid in cash. Certain of these exchanges occurred on February 12, 2025. The remaining exchanges are expected to occur over the next three weeks, as previously agreed with such holders.
The New Second Lien Notes were issued pursuant to an indenture, dated as of February 12, 2025 (the “Second Lien Notes Indenture”) by and among STG and the other guarantors identified therein and U.S. Bank Trust Company, National Association, as trustee and collateral trustee for the New Second Lien Notes.
The New Second Lien Notes bear interest at a rate of 9.750% per annum, payable semi-annually on February 15 and August 15 of each year, beginning on August 15, 2025. The New Second Lien Notes mature on February 15, 2033. Prior to February 15, 2027, STG may redeem the New Second Lien Notes, in whole or in part, at any time or from time to time at a price equal to 100% of the principal amount of the New Second Lien Notes, plus accrued and unpaid interest, if any, to the redemption date, plus a “make-whole” premium as set forth in the Second Lien Notes Indenture. On or prior to February 15, 2027, STG may redeem up to 40% of the aggregate principal amount of the New Second Lien Notes (including the aggregate principal amount of any additional New Second Lien Notes issued after the original issue date of the New Second Lien Notes) at a price equal to 109.750% of the principal amount of the New Second Lien Notes, plus accrued and unpaid interest, if any, to, but not including, the date of redemption using the proceeds of certain equity offerings. In addition, prior to February 15, 2027, STG may redeem the New Second Lien Notes, in whole but not in part, at a redemption price equal to 109.750% of the principal amount of the New Second Lien Notes, plus accrued and unpaid interest, if any, to, but not including, the redemption date upon certain change of control transactions or certain significant acquisitions.
STG’s obligations under the New Second Lien Notes, as set forth in the Second Lien Notes Indenture, are secured on a second priority basis by substantially all tangible and intangible personal property of STG and the guarantors securing STG’s and each such guarantor’s obligations under the New Credit Agreement which security interest, in the case of the grant by SBG, is limited to its right, title and interest in the equity interests of STG and each designated SBG subsidiary, if any) and on a pari passu basis with all of STG’s and such guarantors’ future indebtedness that is secured by a second priority lien on the collateral securing the New Second Lien Notes (if any), subject to permitted liens and certain other exceptions, provided that the New Second Lien Notes are effectively subordinated to all existing and future first priority indebtedness (including the New
First-Out
Notes, the
First-Out
Revolving Credit Facility, the
Second-Out
Term Loan Facility and the Exchange
Second-Out
Notes).
The Second Lien Notes Indenture contains certain restrictive covenants including, but not limited to, restrictions on indebtedness, liens, payments, investments, mergers, consolidations, liquidations and dissolutions, acquisitions, sales and other dispositions of assets and affiliate transactions. These covenants are subject to a number of exceptions and limitations as described in the Second Lien Notes Indenture. The Second Lien Notes Indenture also includes events of default, including certain cross-default and cross-acceleration provisions with other debt of STG, customary for agreements of this type.
The New Second Lien Notes have not been registered under the Securities Act or any state securities law. Absent registration, the New Second Lien Notes currently may be sold only pursuant to an applicable exemption from the requirements for registration. The offering of the New Second Lien Notes was made only to “qualified institutional buyers” (as defined in Rule 144A under the Securities Act) and, outside the United States, to
non-U.S.
persons in compliance with Regulation S under the Securities Act. There are no registration rights associated with the New Second Lien Notes.
The foregoing description of the Second Lien Notes Indenture does not purport to be complete and is qualified in its entirety by reference to the Second Lien Notes Indenture, which is attached hereto as Exhibit 4.4 and is incorporated herein by reference.
This Current Report on Form
8-K
does not constitute an offer to sell or the solicitation of an offer to buy any securities, nor a solicitation of consents from any holders of securities, nor shall there be any sale of securities or solicitation of consents in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such jurisdiction. Any solicitation or offer will only be made pursuant to a separate disclosure statement distributed to the relevant holders of securities.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
The disclosure required by this Item 2.03 is included in Item 1.01 above and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description

4.1	Indenture, dated as of February 12, 2025, by and among Sinclair Television Group, Inc., the guarantors party thereto, and U.S. Bank Trust Company, National Association, as trustee and collateral trustee with respect to STG’s 8.125% First-Out First Lien Secured Notes due 2033.

4.2	Supplemental Indenture No. 4, dated as of February 10, 2025, by and among Sinclair Television Group, Inc., the guarantors party thereto, and U.S. Bank Trust Company, National Association (as successor in interest to U.S. Bank National Association), as trustee and collateral trustee with respect to STG’s 4.125% Senior Secured Notes due 2030.

4.3	Indenture, dated as of February 12, 2025, by and among Sinclair Television Group, Inc., the guarantors party thereto, and U.S. Bank Trust Company, National Association, as trustee and collateral trustee with respect to STG’s 4.375% Second-Out First Lien Secured Notes due 2032.

4.4	Indenture, dated as of February 12, 2025, by and among Sinclair Television Group, Inc., the guarantors party thereto, and U.S. Bank Trust Company, National Association, as trustee and collateral trustee with respect to STG’s 9.750% Senior Secured Second Lien Notes due 2033.

10.1	Credit Agreement, dated as of February 12, 2025, by and among Sinclair Television Group, Inc., Sinclair Broadcast Group, LLC, the issuing banks and lenders party thereto, JPMorgan Chase Bank, N.A., as administrative agent, and U.S. Bank Trust Company, National Association, solely as collateral trustee.

10.2	Seventh Amendment, dated as of February 12, 2025, to Seventh Amended and Restated Credit Agreement, by and among Sinclair Television Group, Inc., Sinclair Broadcast Group, LLC (formerly Sinclair Broadcast Group, Inc.), the guarantors party thereto, the lenders party thereto, JPMorgan Chase Bank, N.A., as administrative agent and collateral agent, CSC Delaware Trust Company, as successor administrative agent and collateral agent, and JPMorgan Chase Bank, N.A. (as successor to Chase Lincoln First Commercial Corporation), as swingline lender, and each of lenders from time to time party thereto.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
SINCLAIR, INC.
SINCLAIR BROADCAST GROUP, LLC

By:	/s/ David R. Bochenek
Name:	David R. Bochenek
Title:	Senior Vice President / Chief Accounting Officer

Dated: February 13, 2025